UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2012 – March 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2013

Vanguard Growth and Income Fund

> Vanguard Growth and Income Fund returned more than 10% for the six months ended March 31, 2013.

> For the period, the fund edged ahead of its benchmark, the S&P 500 Index, but was a step behind the average return of its large-capitalization core fund peers.

> Stock selection in energy, consumer discretionary, and materials boosted the fund’s relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	10.31%
Admiral™ Shares	10.37
S&P 500 Index	10.19
Large-Cap Core Funds Average	10.57
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$30.73	$33.50	$0.359	$0.000
Admiral Shares	50.18	54.70	0.617	0.000

Chairman’s Letter

Dear Shareholder,

As the six-month period progressed, investor anxieties about corporate profits, the fiscal deficit, and fresh troubles in Europe gave way to greater optimism about the strength of the U.S. economy, especially with regard to the labor and housing markets. Vanguard Growth and Income Fund finished the half year ended March 31, 2013, with a return of a little more than 10%. The fund outpaced its benchmark, the Standard & Poor’s 500 Index, but lagged the average return of its large-cap core fund peers.

The fund’s gains were broad-based. Returns from seven out of ten market sectors topped 10%, with financials and health care leading the way. Stock selection, notably in energy, consumer discretionary, and materials, boosted the fund’s performance relative to its benchmark.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

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Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery slowly built momentum, the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Good stock selection added to a strong stock market upturn

Each of the three advisors to Vanguard Growth and Income Fund uses its own quantitative approach to stock selection, but they all have the same aim of delivering a higher return than that of the S&P 500 Index without taking on significantly more risk. For the six-month period, many large-cap market sectors reported strong gains, which were largely captured by the fund. Financials stood out, rising about 18% for the index and a little less for the fund because of significant cost-cutting measures through layoffs and branch closures, a pickup in lending

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.36%	0.25%	1.15%

The fund expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

activity, and greater investor appetite for stocks more sensitive to the economic cycle.

Health care was another strong performer, gaining about 16% for the index and a little more for the fund. Investor sentiment toward this sector improved as patent losses peaked in 2012, competition from generics weakened, and product pipelines looked more promising. The business outlook brightened also, as falling unemployment led to higher expected demand and the number of insured was set to rise.

At the other end of the spectrum was information technology. Lackluster corporate profits and a struggling PC market contributed to a slightly negative return for the sector in both the index and the fund.

Although most sector returns for the fund were more or less in line with those of the benchmark, the fund was ahead for the period thanks to strong stock selection in a few areas. In the energy sector, the fund’s advisors found value among oil refiners. Margins in this business traditionally tend to be quite low, but recent expansion in domestic oil production gave inland refiners a cost advantage that translated into higher profits. In materials, a tilt toward chemical stocks and away from mining stocks enhanced performance. So, too, did consumer discretionary holdings focused on hotels, household goods, consumer services, and retailers.

More information about the advisors’ management of the fund can be found in the Advisors’ Report that follows this letter.

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

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These enduring advantages don’t guarantee outperformance, of course. Even in those cases when an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earn more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2013

6

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 10.31% for the six months ended March 31. The Admiral Shares returned 10.37%. The S&P 500 Index returned 10.19%, and the average return of large-cap core funds was 10.57%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on April 18, 2013.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Los Angeles Capital	32	1,529	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Vanguard Equity Investment	32	1,528	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
D. E. Shaw Investment	32	1,523	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Cash Investments	4	125	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

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D. E. Shaw Investment
Management, L.L.C.

Portfolio Manager:
Anne Dinning, Ph.D., Managing Director and
Chief Investment Officer

The primary themes driving equity market valuations for the period were national elections in the United States and Japan, macroeconomic developments in emerging markets and the United States (including the “fiscal cliff” negotiations), and the European debt crisis. The U.S. Federal Reserve maintained its expansionary policy, and, significantly, the first quarter of 2013 saw the Bank of Japan unveil an even larger quantitative easing program (as a percentage of GDP). Negative economic news from Brazil, China, and India raised investor fears about slowing growth and rising inflation in emerging markets.

Corporate profits were strong in the United States, but overwhelmingly negative earnings guidance raised concerns about their sustainability. The fourth quarter of 2012 was notable for a lack of headlines from Europe, but the inconclusive results of the Italian national election and the banking crisis in Cyprus rekindled investor fears about the stability of the Eurozone in 2013.

The portfolio’s relative performance was strong during the fourth quarter of 2012 but weakened in the subsequent quarter. We attribute these results to three major sources: bottom-up stock selection; common risk factors such as value, growth, and capitalization; and sector and industry group exposures.

Stock selection was the primary detractor from the portfolio’s relative return during the period. Overweight positions in Apple and Occidental Petroleum and an underweight position in Citigroup were the top three single-stock laggards. The three leaders were overweight positions in Marathon Petroleum, Visa, and American International Group.

Our management of common risk factors made an overall positive contribution to relative performance. The biggest boosts came from modest tilts toward high-momentum and small-capitalization stocks, although higher-volatility stocks detracted. Sector and industry exposures helped slightly.

Despite the recent turmoil caused by the banking crisis in Cyprus, correlations among individual stocks and short-term volatility in U.S. equity markets remain low. All else being equal, low correlations generally increase the potential for diversified bottom-up stock selection strategies to outperform. The Federal Reserve’s quantitative easing program, strong corporate profits, and signs of improvements in the U.S. housing market helped the Dow Jones Industrial Average close at an all-time high in early March; the S&P 500 Index approached that milestone later in the month. Disappointing U.S. economic growth, renewed concerns about Europe’s debt crisis, and changes in the Fed’s monetary policy constitute clear risks in the current environment.

8

Los Angeles Capital

Portfolio Managers:
Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index generated strong first-quarter returns (+10.6%) for a second consecutive calendar year. Driving results was a falling equity risk premium as market risk (as measured by the Chicago Board Options Exchange Market Volatility Index) fell 29% to its lowest level in five years. Although economic data remain weak, continued monetary stimulus, the housing recovery, and low real interest rates have led investors back into U.S. equities with the best positive flows since the financial crisis unfolded in 2008.

Despite sentiment that financial risks in the United States have subsided as a result of the aggressive monetary actions taken by the Federal Reserve, the risks of lower growth rates and higher inflation rates remain. Analysts expect U.S. revenue and profit growth to be relatively flat on a year-over-year basis. The Bank of Japan’s recent announcement that it plans to double the size of its balance sheet indicates that major central banks worldwide now believe it is necessary to fight deflation and stimulate real growth through aggressive monetary actions. As we know from experience, aggressive actions, while good for asset prices over the short term, increase the risks of unwanted levels of inflation, significantly raising discount rates and lowering asset values. Although strong equity returns suggest a “risk on” environment, a closer look reveals that investors remain cautious and are cognizant of these risks.

With the exception of technology and basic materials, two economically sensitive sectors that lagged, sector returns were remarkably similar. Transportation, consumer staples, and utilities were the top value performers, and health care and biotechnology led in the growth category. Investors continued to prefer higher-quality companies with favorable earnings yields and the ability to increase their return on equity by borrowing at low interest rates. Interestingly, after strong returns in January, companies with volatile stock prices and favorable book-to-price ratios underperformed for the remainder of the quarter, another indication of investor caution.

Over the past six months, the portfolio outperformed the S&P 500 Index by maintaining a bias toward higher-quality companies with above-average earnings yields and higher-quality earnings. Its higher dividend-yielding holdings detracted as investors began to look more broadly at earnings growth and less at payout ratios.

Reduced concerns about financial risks as well as the deteriorating financial situation in Europe caused U.S. investors to move away from the cash-rich mega-cap companies that derive a significant portion of their profits from overseas operations and look instead to domestically focused mid-caps. Prospects for ongoing low interest rates combined with high-quality earnings and peak profit margins continue to make leverage attractive. An analysis of

9

the companies with the highest alphas (or risk-adjusted returns) shows that they are most highly correlated with both higher leverage and their appraisal factor, which measures a company’s break-up value relative to its market capitalization. Our largest overweight positions currently are in finance, consumer cyclicals, and capital goods, and our most underweight position is in technology.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the six months ended March 31, 2013, equities in general experienced above-average returns. The large-cap stocks in the fund’s benchmark, the S&P 500 Index (+10.19%), slightly underperformed the broader market (Russell 3000 Index, +11.35%). Globally, developed markets both in the United States and abroad, were the place to be, with returns of more than 11%; emerging markets were up less than 4%. Gains in the benchmark index were broad-based. Nine out of ten sectors generated positive returns; financials, health care, and industrials did best. Information technology was the sole negative performer.

Returns for the past two quarters differed greatly. For the fourth quarter of 2012, the benchmark index was down 0.38% as investors digested the election results and Hurricane Sandy and contemplated the potential repercussions of the looming

“fiscal cliff.” Fortunately, Congress and the president finally reached an agreement early in the new year, averting tax hikes that would likely have put the anemic recovery at risk. Investor fears seemed to abate and new money entered the U.S. equity market, helping to push large-cap stocks up 10.6% in the first quarter of 2013.

In the past six months, volatility in equity returns declined relative to most of 2012, when it was driven in large part by macroeconomic events, including lackluster global economic growth, European and U.S. central bank actions, and the concern about a fiscal cliff. Although the United States is not without its problems, we expect its modest economic recovery to continue. Corporate balance sheets remain strong, there is ample liquidity in the economy, housing data continue to improve, and unemployment statistics are moving in the right direction, although at a snail’s pace.

The recent market fluctuations have reinforced our conviction that attempting to time investments is not profitable. Our aim, instead, is to identify individual stocks with characteristics that will help them outperform over the long run.

We select them by using a model with five components: valuation, growth, management decisions, market sentiment, and quality. We then construct our portfolio using a risk-control process that neutralizes our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, such exposures are not justified by the potential rewards they offer.

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Our stock selection model’s results were encouraging over the last six months as four of our five components made positive contributions. Our quality measure was the strongest performer, while growth was relatively neutral.

The model’s effectiveness across sectors was mixed. Our stock selection was positive in five of the benchmark index’s ten sectors, with the strongest results in energy and consumer discretionary. Results were neutral in three sectors, and we underperformed in consumer staples and financials.

At the individual stock level, the largest contributions came from overweight positions in Marathon Petroleum, Phillips 66, and H&R Block. Relative to the benchmark index, we benefited from underweighting or avoiding poorly performing stocks such as Apple and Caterpillar.

Unfortunately, we were not able to avoid all laggards. Overweight positions in CF Industries, Advanced Micro Devices, and Yahoo detracted. And our underweighting of companies including Gilead Sciences and Ford Motor hurt our performance relative to the benchmark.

11

Growth and Income Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.36%	0.25%
30-Day SEC Yield	1.77%	1.88%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	765	500	3,586
Median Market Cap	$59.4B	$58.7B	$40.0B
Price/Earnings Ratio	16.4x	17.0x	18.1x
Price/Book Ratio	2.3x	2.3x	2.3x
Return on Equity	17.0%	18.1%	16.6%
Earnings Growth Rate	9.9%	9.6%	9.6%
Dividend Yield	2.2%	2.1%	2.0%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	106%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Consumer Discretionary	12.5%	11.6%	12.4%
Consumer Staples	10.0	11.0	9.5
Energy	10.5	10.9	10.1
Financials	17.3	15.9	17.3
Health Care	12.4	12.6	12.2
Industrials	11.1	10.1	11.1
Information Technology	16.5	18.0	17.4
Materials	4.1	3.4	3.8
Telecommunication
Services	3.0	3.0	2.6
Utilities	2.6	3.5	3.6

Volatility Measures
		DJ U.S.
		Total
		Market
	S&P 500	FA
	Index	Index
R-Squared	0.99	0.99
Beta	1.00	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.0%
Apple Inc.	Computer Hardware	2.6
General Electric Co.	Industrial
	Conglomerates	2.5
Pfizer Inc.	Pharmaceuticals	1.8
Chevron Corp.	Integrated Oil & Gas	1.7
Philip Morris
International Inc.	Tobacco	1.7
Procter & Gamble Co.	Household Products	1.7
Wells Fargo & Co.	Diversified Banks	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
Top Ten		19.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratios were 0.36% for Investor Shares and 0.25% for Admiral Shares.

12

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	14.18%	4.94%	7.88%
Admiral Shares	5/14/2001	14.28	5.07	8.03

See Financial Highlights for dividend and capital gains information.

13

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (12.1%)
	Home Depot Inc.	628,392	43,849
	Comcast Corp. Class A	987,905	41,502
*	Amazon.com Inc.	102,056	27,197
	Wyndham Worldwide
	Corp.	397,040	25,601
*	DIRECTV	432,507	24,484
	News Corp. Class A	739,656	22,574
	Time Warner Cable Inc.	228,600	21,959
	Time Warner Inc.	372,205	21,446
	TJX Cos. Inc.	420,770	19,671
	Ford Motor Co.	1,233,165	16,216
	Walt Disney Co.	265,075	15,056
	McDonald’s Corp.	144,284	14,384
*	Goodyear Tire &
	Rubber Co.	1,135,253	14,316
*	priceline.com Inc.	19,700	13,552
	Viacom Inc. Class B	208,195	12,819
	Lowe’s Cos. Inc.	334,150	12,671
	Cablevision Systems
	Corp. Class A	832,224	12,450
	Newell Rubbermaid Inc.	451,350	11,780
	Starbucks Corp.	193,950	11,047
*	O’Reilly Automotive Inc.	106,000	10,870
*	PulteGroup Inc.	497,950	10,079
	Macy’s Inc.	235,380	9,848
	Gap Inc.	268,100	9,491
	Whirlpool Corp.	76,600	9,074
	Mattel Inc.	187,389	8,206
*	NVR Inc.	6,200	6,697
	NIKE Inc. Class B	107,600	6,349
	Carnival Corp.	172,070	5,902
	H&R Block Inc.	194,200	5,713
	Wynn Resorts Ltd.	44,215	5,534
	Omnicom Group Inc.	92,450	5,445
	Expedia Inc.	90,540	5,433
	Target Corp.	75,870	5,193

	Marriott International Inc.
	Class A	121,720	5,140
*	TripAdvisor Inc.	97,600	5,126
	Gannett Co. Inc.	222,400	4,864
	Darden Restaurants Inc.	89,430	4,622
	Washington Post Co.
	Class B	10,100	4,515
*	Apollo Group Inc. Class A	201,160	3,498
*	Discovery Communications
	Inc. Class A	40,710	3,205
	Starwood Hotels & Resorts
	Worldwide Inc.	48,620	3,099
	Yum! Brands Inc.	42,860	3,083
*	Bed Bath & Beyond Inc.	44,371	2,858
	Scripps Networks
	Interactive Inc. Class A	43,400	2,792
	Interpublic Group of
	Cos. Inc.	198,015	2,580
	Lennar Corp. Class A	61,320	2,544
*	Fossil Inc.	25,400	2,454
	Nordstrom Inc.	40,930	2,261
*	Charter Communications
	Inc. Class A	20,000	2,084
	VF Corp.	11,670	1,958
	L Brands Inc.	42,500	1,898
	D.R. Horton Inc.	76,340	1,855
	Harman International
	Industries Inc.	40,042	1,787
	PVH Corp.	16,012	1,710
	Delphi Automotive plc	38,450	1,707
*	Discovery
	Communications Inc.	24,500	1,704
	GameStop Corp. Class A	54,060	1,512
	Domino’s Pizza Inc.	22,900	1,178
	Hasbro Inc.	25,537	1,122
*	Fifth & Pacific Cos. Inc.	58,300	1,101
*	Orbitz Worldwide Inc.	187,800	1,072
	PetSmart Inc.	16,410	1,019
*	Liberty Media Corp.	8,100	904
	Family Dollar Stores Inc.	12,700	750

14

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Harley-Davidson Inc.	10,800	576
*	Christopher & Banks Corp.	77,985	501
	Ameristar Casinos Inc.	18,300	480
*	Liberty Global Inc. Class A	6,500	477
	Service Corp. International	27,600	462
	Hillenbrand Inc.	18,000	455
*	Sally Beauty Holdings Inc.	13,600	400
*	Beazer Homes USA Inc.	23,900	379
	Lear Corp.	5,900	324
^	Blyth Inc.	17,800	309
	Leggett & Platt Inc.	9,140	309
*	Live Nation Entertainment
	Inc.	22,100	273
*	Ascent Capital Group Inc.
	Class A	3,600	268
*	Starz - Liberty Capital	10,900	241
	Coach Inc.	3,790	189
*	Dollar Tree Inc.	2,700	131
*	Biglari Holdings Inc.	343	128
*	Carmike Cinemas Inc.	6,300	114
	Churchill Downs Inc.	1,400	98
*	Body Central Corp.	9,800	92
	Sears Canada Inc.	9,422	91
	Movado Group Inc.	2,400	80
*,^	Boyd Gaming Corp.	9,200	76
*	American Apparel Inc.	33,497	73
*	Media General Inc.
	Class A	11,900	71
*	ITT Educational Services
	Inc.	5,000	69
*	Corinthian Colleges Inc.	31,500	66
	Universal Technical
	Institute Inc.	5,200	66
*	New York & Co. Inc.	15,823	65
*	Unifi Inc.	3,100	59
	Harte-Hanks Inc.	7,043	55
*	Liberty Ventures Class A	600	45
*	Pandora Media Inc.	3,100	44
	Hooker Furniture Corp.	2,484	40
	Ambassadors Group Inc.	5,104	22
*	Build-A-Bear
	Workshop Inc.	3,780	20
*	Isle of Capri Casinos Inc.	3,200	20
	Signet Jewelers Ltd.	300	20
*	Cumulus Media Inc.
	Class A	5,900	20
*	Lee Enterprises Inc.	14,075	18
*	hhgregg Inc.	1,400	15
*	Zale Corp.	3,394	13
	GNC Holdings Inc.
	Class A	300	12
	International Game
	Technology	709	12
	AH Belo Corp. Class A	1,900	11
*	Career Education Corp.	4,216	10

*	Tuesday Morning Corp.	1,100	9
*	Valuevision Media Inc.
	Class A	2,463	9
	Sirius XM Radio Inc.	2,400	7
	Six Flags Entertainment
	Corp.	100	7
*	Exide Technologies	2,220	6
*	Pacific Sunwear of
	California Inc.	2,500	5
*	Education Management
	Corp.	1,300	5
*	Furniture Brands
	International Inc.	4,200	4
*	Sears Hometown and
	Outlet Stores Inc.	100	4
*	Reading International Inc.
	Class A	700	4
*	Express Inc.	200	4
	Lincoln Educational
	Services Corp.	600	4
*	MTR Gaming Group Inc.	500	2
*	School Specialty Inc.	7,119	1
			569,780
Consumer Staples (9.6%)
	Philip Morris International
	Inc.	841,489	78,014
	Procter & Gamble Co.	1,010,372	77,859
	PepsiCo Inc.	606,531	47,983
	Wal-Mart Stores Inc.	527,539	39,476
	Coca-Cola Co.	672,434	27,193
	Costco Wholesale Corp.	218,930	23,231
	Kraft Foods Group Inc.	426,935	22,000
	Altria Group Inc.	483,368	16,623
	CVS Caremark Corp.	299,740	16,483
*	Dean Foods Co.	627,120	11,370
	Kroger Co.	316,222	10,480
	JM Smucker Co.	89,900	8,914
	Reynolds American Inc.	197,372	8,781
	Hershey Co.	89,338	7,820
	Walgreen Co.	140,400	6,694
	Kimberly-Clark Corp.	65,441	6,412
	ConAgra Foods Inc.	177,400	6,353
	Mondelez International
	Inc. Class A	200,974	6,152
	Colgate-Palmolive Co.	44,548	5,258
	Dr Pepper Snapple Group
	Inc.	87,591	4,112
	Estee Lauder Cos. Inc.
	Class A	61,200	3,919
	General Mills Inc.	59,710	2,944
	Sysco Corp.	69,949	2,460
	HJ Heinz Co.	33,800	2,443
	Avon Products Inc.	110,400	2,289
	Tyson Foods Inc. Class A	79,300	1,968
	Clorox Co.	19,010	1,683

15

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Kellogg Co.	21,320	1,374
*	Monster Beverage Corp.	15,610	745
	Molson Coors Brewing Co.
	Class B	15,200	744
	Beam Inc.	10,377	659
	Lorillard Inc.	14,927	602
	Coca-Cola Enterprises Inc.	2,800	103
*	Crimson Wine Group Ltd.	6,540	61
	Cott Corp.	2,280	23
*	Rite Aid Corp.	4,900	9
*	Synutra International Inc.	800	4
			453,238
Energy (10.2%)
	Exxon Mobil Corp.	1,551,804	139,833
	Chevron Corp.	690,025	81,989
	ConocoPhillips	421,534	25,334
	Anadarko Petroleum Corp.	278,575	24,361
	Occidental Petroleum Corp.	309,535	24,258
	Marathon Petroleum Corp.	264,200	23,672
	Schlumberger Ltd.	294,989	22,092
	Phillips 66	297,977	20,849
	Ensco plc Class A	240,335	14,420
	EOG Resources Inc.	97,350	12,468
	Valero Energy Corp.	258,800	11,773
	Spectra Energy Corp.	247,140	7,600
*	WPX Energy Inc.	463,570	7,426
	Tesoro Corp.	115,906	6,786
	Williams Cos. Inc.	156,890	5,877
	Marathon Oil Corp.	170,700	5,756
	Noble Energy Inc.	47,600	5,505
	Halliburton Co.	133,200	5,383
	Kinder Morgan Inc.	100,430	3,885
	Murphy Oil Corp.	58,200	3,709
*	Southwestern Energy Co.	95,450	3,556
	National Oilwell Varco Inc.	42,224	2,987
	Helmerich & Payne Inc.	46,300	2,810
	EQT Corp.	38,650	2,619
	Devon Energy Corp.	40,181	2,267
	Peabody Energy Corp.	100,600	2,128
	Cabot Oil & Gas Corp.	28,160	1,904
*	Newfield Exploration Co.	69,500	1,558
	CONSOL Energy Inc.	45,320	1,525
	QEP Resources Inc.	34,380	1,095
	Apache Corp.	14,110	1,089
*	Denbury Resources Inc.	55,095	1,028
*	Hercules Offshore Inc.	71,100	528
*	SemGroup Corp. Class A	10,100	522
*	Renewable Energy
	Group Inc.	30,200	232
*	TETRA Technologies Inc.	12,700	130
	Range Resources Corp.	1,500	122
*	Lone Pine Resources Inc.	74,348	89
*	Overseas Shipholding
	Group Inc.	26,800	88

*	Endeavour International
	Corp.	24,900	73
*	Forest Oil Corp.	13,300	70
*	Cal Dive International Inc.	29,700	53
*	Harvest Natural
	Resources Inc.	10,500	37
	Tsakos Energy
	Navigation Ltd.	8,061	35
	DHT Holdings Inc.	7,000	33
*	Hyperdynamics Corp.	36,100	22
*	Oil States International Inc.	200	16
*	SandRidge Energy Inc.	2,000	11
*	Quicksilver Resources Inc.	4,300	10
*	Willbros Group Inc.	800	8
	W&T Offshore Inc.	548	8
*	Uranium Resources Inc.	2,970	8
*	Halcon Resources Corp.	700	5
*,^	GMX Resources Inc.	2,300	5
*	C&J Energy Services Inc.	200	5
*	EPL Oil & Gas Inc.	100	3
*	Scorpio Tankers Inc.	300	3
*	Midstates Petroleum
	Co. Inc.	282	2
*	ZaZa Energy Corp.	364	1
			479,661
Exchange-Traded Fund (0.3%)
	SPDR S&P 500 ETF Trust	74,800	11,710

Financials (16.6%)
	Wells Fargo & Co.	2,096,017	77,532
	JPMorgan Chase & Co.	1,499,831	71,182
*	American International
	Group Inc.	1,361,956	52,871
	Bank of America Corp.	3,960,300	48,236
	Citigroup Inc.	882,293	39,033
	US Bancorp	1,136,274	38,554
*	Berkshire Hathaway Inc.
	Class B	357,695	37,272
	Goldman Sachs Group Inc.	157,030	23,107
	State Street Corp.	354,071	20,922
	Simon Property Group Inc.	116,931	18,541
	SLM Corp.	856,376	17,539
	Discover Financial
	Services	384,450	17,239
	Equity Residential	281,339	15,491
	Fifth Third Bancorp	894,020	14,581
	Aflac Inc.	277,570	14,439
	Marsh & McLennan
	Cos. Inc.	378,366	14,367
	Aon plc	221,610	13,629
	American Express Co.	200,437	13,521
	Allstate Corp.	266,140	13,059
	HCP Inc.	215,799	10,760
	Ventas Inc.	134,570	9,851

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Bank of New York
	Mellon Corp.	329,829	9,232
	Travelers Cos. Inc.	109,016	9,178
	Morgan Stanley	399,560	8,782
	American Tower
	Corporation	103,115	7,932
	Loews Corp.	179,065	7,891
	Health Care REIT Inc.	107,080	7,272
	Prologis Inc.	181,680	7,264
	Kimco Realty Corp.	316,630	7,092
	Torchmark Corp.	114,560	6,851
*	IntercontinentalExchange
	Inc.	40,430	6,593
	Ameriprise Financial Inc.	87,144	6,418
	Invesco Ltd.	218,258	6,321
	Progressive Corp.	229,403	5,797
	Weyerhaeuser Co.	183,700	5,764
	XL Group plc Class A	164,910	4,997
	Equity Lifestyle
	Properties Inc.	57,300	4,401
	Assurant Inc.	96,400	4,339
	Capital One Financial
	Corp.	76,778	4,219
*	E*TRADE Financial
	Corp.	388,240	4,158
	Plum Creek Timber
	Co. Inc.	78,386	4,092
	Chubb Corp.	44,009	3,852
	Unum Group	133,392	3,768
	Lincoln National Corp.	114,500	3,734
	AvalonBay
	Communities Inc.	28,891	3,660
	Public Storage	23,683	3,607
	First Horizon National
	Corp.	296,160	3,163
	PNC Financial Services
	Group Inc.	44,739	2,975
	BB&T Corp.	93,920	2,948
	CME Group Inc.	47,300	2,904
	MetLife Inc.	73,580	2,797
	ACE Ltd.	29,392	2,615
	Boston Properties Inc.	25,580	2,585
	People’s United
	Financial Inc.	178,492	2,399
	Prudential Financial Inc.	34,900	2,059
	Northern Trust Corp.	37,682	2,056
*	Genworth Financial Inc.
	Class A	199,749	1,997
^	Granite REIT	47,800	1,825
	SunTrust Banks Inc.	62,190	1,792
	M&T Bank Corp.	16,959	1,749
	Vornado Realty Trust	18,320	1,532
	Cincinnati Financial Corp.	26,650	1,258
	Apartment Investment &
	Management Co. Class A	40,886	1,254

	Erie Indemnity Co. Class A	15,399	1,163
	Franklin Resources Inc.	7,200	1,086
	NYSE Euronext	27,500	1,063
	KeyCorp	103,280	1,029
	Principal Financial
	Group Inc.	26,150	890
	Old Republic
	International Corp.	68,350	869
*	Flagstar Bancorp Inc.	53,800	749
	McGraw-Hill Cos. Inc.	14,283	744
	Leucadia National Corp.	24,800	680
*	CIT Group Inc.	14,900	648
*	Ocwen Financial Corp.	13,000	493
	Oriental Financial
	Group Inc.	29,900	464
	Hudson City Bancorp Inc.	51,800	448
	Hartford Financial
	Services Group Inc.	16,960	438
	Huntington
	Bancshares Inc.	53,200	393
	Charles Schwab Corp.	18,410	326
*	NewStar Financial Inc.	23,000	304
	Regency Centers Corp.	5,300	280
	Healthcare Trust of
	America Inc. Class A	21,300	250
*	Popular Inc.	8,900	246
	First Industrial Realty
	Trust Inc.	13,600	233
*	Central Pacific Financial
	Corp.	14,100	221
	BlackRock Inc.	850	218
*	Alleghany Corp.	500	198
	Newcastle Investment
	Corp.	16,900	189
	Columbia Banking
	System Inc.	8,500	187
	Apollo Residential
	Mortgage Inc.	8,200	183
	White Mountains
	Insurance Group Ltd.	300	170
	PacWest Bancorp	4,300	125
	American Assets
	Trust Inc.	3,497	112
*	Knight Capital Group Inc.
	Class A	28,400	106
	Symetra Financial Corp.	7,600	102
*	First BanCorp	14,836	92
	Geo Group Inc.	2,100	79
	Parkway Properties Inc.	4,195	78
*	United Community
	Banks Inc.	6,800	77
	Summit Hotel
	Properties Inc.	7,184	75
	Retail Properties of
	America Inc.	5,000	74

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	T. Rowe Price Group Inc.	960	72
	Sterling Financial Corp.	2,880	62
	ProAssurance Corp.	1,262	60
*	ZAIS Financial Corp.	2,100	43
*	Southwest Bancorp Inc.	3,342	42
*	Hilltop Holdings Inc.	2,600	35
*	FelCor Lodging Trust Inc.	5,603	33
	CyrusOne Inc.	1,406	32
	Medley Capital Corp.	1,700	27
	Rouse Properties Inc.	1,200	22
	Western Asset Mortgage
	Capital Corp.	800	19
	PrivateBancorp Inc.	700	13
	Silver Bay Realty Trust Corp.	600	12
	Hospitality Properties Trust	400	11
*	FBR & Co.	515	10
	RLJ Lodging Trust	400	9
*	Cowen Group Inc. Class A	2,900	8
	Terreno Realty Corp.	436	8
	United Fire Group Inc.	300	8
	Cohen & Steers Inc.	200	7
*	Altisource Portfolio
	Solutions SA	100	7
*	Phoenix Cos. Inc.	226	7
	Primerica Inc.	200	7
*	Ezcorp Inc. Class A	300	6
	Chatham Lodging Trust	300	5
	Government Properties
	Income Trust	200	5
*	Doral Financial Corp.	6,695	5
	Piedmont Office Realty
	Trust Inc. Class A	200	4
	CNO Financial Group Inc.	300	3
	WhiteHorse Finance Inc.	200	3
*	Preferred Bank	196	3
*	Global Indemnity plc	100	2
*	Seacoast Banking Corp.
	of Florida	1,100	2
*	Altisource Asset
	Management Corp.	10	1
	SI Financial Group Inc.	100	1
	MidSouth Bancorp Inc.	6	—
			782,524
Health Care (12.1%)
	Pfizer Inc.	2,973,819	85,824
	Johnson & Johnson	853,456	69,582
	Merck & Co. Inc.	1,230,796	54,438
	Amgen Inc.	335,634	34,406
	AbbVie Inc.	727,327	29,660
	Eli Lilly & Co.	475,698	27,015
	UnitedHealth Group Inc.	463,014	26,489
	Abbott Laboratories	561,623	19,837
*	Mylan Inc.	534,410	15,466
	Medtronic Inc.	316,893	14,881
	Covidien plc	191,500	12,991

*	CareFusion Corp.	319,300	11,172
	Cigna Corp.	163,120	10,174
	Allergan Inc.	86,353	9,640
*	Express Scripts
	Holding Co.	167,170	9,637
	Zimmer Holdings Inc.	124,700	9,380
*	Biogen Idec Inc.	40,359	7,786
*	Gilead Sciences Inc.	157,740	7,718
	McKesson Corp.	68,510	7,396
	Cardinal Health Inc.	176,290	7,337
*	DaVita HealthCare
	Partners Inc.	59,700	7,080
	AmerisourceBergen
	Corp. Class A	134,641	6,927
	Becton Dickinson and Co.	71,852	6,870
	Bristol-Myers Squibb Co.	164,432	6,773
*	Hospira Inc.	199,775	6,559
*	Edwards Lifesciences
	Corp.	75,200	6,178
	Aetna Inc.	115,466	5,903
*	Tenet Healthcare Corp.	122,646	5,836
	Humana Inc.	79,000	5,460
*	Celgene Corp.	41,400	4,799
*	Life Technologies Corp.	73,100	4,724
*	Alexion Pharmaceuticals
	Inc.	36,620	3,374
	Baxter International Inc.	43,237	3,141
*	Forest Laboratories Inc.	71,897	2,735
	Quest Diagnostics Inc.	39,779	2,246
	Thermo Fisher
	Scientific Inc.	28,850	2,207
*	Boston Scientific Corp.	223,250	1,744
*	Actavis Inc.	16,500	1,520
	PerkinElmer Inc.	35,820	1,205
*	XenoPort Inc.	102,401	732
	Teleflex Inc.	8,600	727
*	Laboratory Corp. of
	America Holdings	7,000	631
	Patterson Cos. Inc.	16,490	627
	Stryker Corp.	9,033	589
*	Health Net Inc.	20,500	587
	DENTSPLY International
	Inc.	12,880	546
*	Keryx Biopharmaceuticals
	Inc.	54,500	384
*	Sarepta Therapeutics Inc.	10,300	381
*	NuVasive Inc.	15,829	337
*	Arqule Inc.	122,434	317
*	Rigel Pharmaceuticals Inc.	46,408	315
*	Array BioPharma Inc.	60,500	298
*	Idenix Pharmaceuticals Inc.	71,714	255
*	Cell Therapeutics Inc.	206,300	237
*	Progenics
	Pharmaceuticals Inc.	40,900	220
*	Amicus Therapeutics Inc.	64,600	205

18

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Sirona Dental Systems Inc.	2,601	192
*	PharMerica Corp.	13,118	184
*	Auxilium
	Pharmaceuticals Inc.	9,100	157
*	Accretive Health Inc.	15,200	154
*	MedAssets Inc.	7,800	150
*	Sequenom Inc.	32,610	135
*	Oncothyreon Inc.	63,500	132
*,^	Arena Pharmaceuticals Inc.	14,700	121
*	AVEO Pharmaceuticals Inc.	15,400	113
	Pain Therapeutics Inc.	31,833	109
	St. Jude Medical Inc.	2,400	97
*	Alnylam Pharmaceuticals
	Inc.	3,400	83
*	GTx Inc.	18,900	78
*	Accuray Inc.	16,800	78
*	Aegerion Pharmaceuticals
	Inc.	1,700	69
*	LCA-Vision Inc.	20,300	68
*	Orexigen Therapeutics Inc.	10,100	63
*	Medivation Inc.	1,300	61
*	Emergent Biosolutions Inc.	4,186	59
*	AMAG Pharmaceuticals Inc.	2,300	55
*	Theravance Inc.	2,300	54
	Quality Systems Inc.	2,536	46
*	BioDelivery Sciences
	International Inc.	8,989	38
	Agilent Technologies Inc.	890	37
*	Sunesis Pharmaceuticals
	Inc.	6,600	36
*	Albany Molecular
	Research Inc.	3,400	36
*	Bruker Corp.	1,700	32
*	Staar Surgical Co.	5,347	30
*	Nordion Inc.	4,263	28
*	Furiex Pharmaceuticals Inc.	736	28
*	Cleveland Biolabs Inc.	12,300	24
*	Momenta Pharmaceuticals
	Inc.	1,800	24
*	Nektar Therapeutics	2,179	24
*	Allscripts Healthcare
	Solutions Inc.	1,700	23
*	TranS1 Inc.	10,180	23
*	Halozyme Therapeutics Inc.	3,600	21
*	Celsion Corp.	19,300	20
*,^	Neuralstem Inc.	17,669	20
*	Nymox Pharmaceutical
	Corp.	2,800	15
	Computer Programs &
	Systems Inc.	268	15
*	Vivus Inc.	1,300	14
*	Hansen Medical Inc.	7,000	14
*	StemCells Inc.	6,698	12
*	Insmed Inc.	1,500	11

*	Synta Pharmaceuticals
	Corp.	1,025	9
*	Threshold
	Pharmaceuticals Inc.	1,800	8
*	Five Star Quality Care Inc.	1,200	8
*	Ligand Pharmaceuticals
	Inc. Class B	300	8
*	Zalicus Inc.	11,700	8
*	ABIOMED Inc.	300	6
*	Providence Service Corp.	300	6
*	Pacific Biosciences of
	California Inc.	2,000	5
*	Biosante Pharmaceuticals
	Inc.	4,189	5
*	ACADIA Pharmaceuticals
	Inc.	500	4
*	Rockwell Medical
	Technologies Inc.	1,000	4
*	Merrimack
	Pharmaceuticals Inc.	500	3
*	Cutera Inc.	200	3
*	Alimera Sciences Inc.	400	1
*	Ventrus Biosciences Inc.	400	1
	Myrexis Inc.	1,550	—
			566,360
Industrials (10.8%)
	General Electric Co.	5,039,350	116,510
	Union Pacific Corp.	227,635	32,417
	Boeing Co.	277,890	23,857
	United Parcel Service
	Inc. Class B	276,927	23,788
	Honeywell
	International Inc.	298,042	22,457
	Ingersoll-Rand plc	406,660	22,370
	General Dynamics Corp.	266,371	18,782
	Raytheon Co.	285,686	16,795
	Emerson Electric Co.	293,509	16,398
	Northrop Grumman Corp.	225,846	15,843
	Tyco International Ltd.	469,860	15,036
	Danaher Corp.	240,480	14,946
	Illinois Tool Works Inc.	231,620	14,115
	Lockheed Martin Corp.	126,152	12,176
	ADT Corp.	234,177	11,461
	United Technologies Corp.	104,110	9,727
	Textron Inc.	313,630	9,349
	3M Co.	82,390	8,759
	Republic Services Inc.
	Class A	208,220	6,871
	Caterpillar Inc.	75,511	6,567
	Dun & Bradstreet Corp.	77,645	6,495
	Ryder System Inc.	102,430	6,120
	Southwest Airlines Co.	437,151	5,893
	L-3 Communications
	Holdings Inc.	71,045	5,749
	Iron Mountain Inc.	148,550	5,394

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
	CSX Corp.	192,318	4,737
	Pentair Ltd.	86,300	4,552
	Deere & Co.	51,070	4,391
	Cintas Corp.	89,920	3,968
	Xylem Inc.	134,500	3,707
	Precision Castparts Corp.	19,327	3,665
	Waste Management Inc.	79,900	3,133
^	Pitney Bowes Inc.	210,090	3,122
	Roper Industries Inc.	23,030	2,932
	C.H. Robinson
	Worldwide Inc.	45,920	2,730
	Equifax Inc.	47,080	2,711
	Masco Corp.	117,840	2,386
	FedEx Corp.	22,660	2,225
	Expeditors International
	of Washington Inc.	47,000	1,678
*	Stericycle Inc.	15,130	1,607
	Rockwell Collins Inc.	19,740	1,246
	Snap-on Inc.	13,680	1,131
*	Verisk Analytics Inc.
	Class A	18,100	1,116
	Joy Global Inc.	18,500	1,101
	Flowserve Corp.	5,740	963
	Rockwell Automation Inc.	9,633	832
	Parker Hannifin Corp.	8,620	789
	Babcock & Wilcox Co.	26,900	764
*	EnerNOC Inc.	33,600	584
	Pall Corp.	7,980	546
	Stanley Black & Decker Inc.	5,300	429
*	Jacobs Engineering
	Group Inc.	7,223	406
*	Engility Holdings Inc.	14,297	343
*	AerCap Holdings NV	21,600	334
	Cummins Inc.	2,620	303
	Covanta Holding Corp.	13,100	264
*	Spirit Aerosystems
	Holdings Inc. Class A	12,900	245
	Dover Corp.	3,100	226
	Fluor Corp.	3,400	226
	Albany International Corp.	7,800	225
	Huntington Ingalls
	Industries Inc.	3,600	192
*	Acacia Research Corp.	4,700	142
	HEICO Corp.	3,208	139
*	Nortek Inc.	1,800	128
*	Old Dominion Freight
	Line Inc.	3,300	126
	Sauer-Danfoss Inc.	2,045	119
*	Colfax Corp.	2,500	116
	Nielsen Holdings NV	2,800	100
*	Fuel Tech Inc.	19,600	85
*	Sensata Technologies
	Holding NV	1,918	63
*	FuelCell Energy Inc.	62,218	59
*	Swift Transportation Co.	4,100	58

*	Republic Airways
	Holdings Inc.	3,300	38
*	Federal Signal Corp.	4,400	36
	Towers Watson & Co.
	Class A	500	35
	Brink’s Co.	1,200	34
*	Xerium Technologies Inc.	4,427	24
*	Pendrell Corp.	13,200	22
*	CRA International Inc.	900	20
	Chicago Bridge & Iron
	Co. NV	300	19
*	Cenveo Inc.	8,655	19
*	Genco Shipping &
	Trading Ltd.	5,600	16
	Tennant Co.	300	15
*	Star Bulk Carriers Corp.	1,809	13
*	Casella Waste Systems
	Inc. Class A	2,633	12
*	ARC Document
	Solutions Inc.	3,710	11
*	Odyssey Marine
	Exploration Inc.	2,958	10
*	Greenbrier Cos. Inc.	400	9
	Aircastle Ltd.	500	7
*	EnergySolutions Inc.	1,500	6
*	USG Corp.	200	5
*	Spirit Airlines Inc.	200	5
*	Quality Distribution Inc.	600	5
	Harsco Corp.	200	5
*	Tecumseh Products Co.
	Class A	568	5
*	NCI Building Systems Inc.	200	3
*	CPI Aerostructures Inc.	300	3
			509,196
Information Technology (16.0%)
	Apple Inc.	273,863	121,220
	International Business
	Machines Corp.	358,394	76,445
	Microsoft Corp.	2,429,208	69,500
	Oracle Corp.	1,526,655	49,372
*	Google Inc. Class A	60,646	48,155
	Cisco Systems Inc.	2,018,537	42,208
	Visa Inc. Class A	192,347	32,668
	Mastercard Inc. Class A	53,594	29,001
	QUALCOMM Inc.	306,996	20,553
	Accenture plc Class A	270,450	20,546
	Texas Instruments Inc.	413,652	14,676
	Fidelity National
	Information Services Inc.	367,220	14,549
	Hewlett-Packard Co.	597,860	14,253
*	Symantec Corp.	575,600	14,206
	Intel Corp.	616,479	13,470
	Motorola Solutions Inc.	202,200	12,947
*	eBay Inc.	218,356	11,839
*	LSI Corp.	1,655,720	11,226

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Western Digital Corp.	215,805	10,851
	Seagate Technology plc	262,860	9,610
	Total System
	Services Inc.	372,500	9,231
*	Facebook Inc. Class A	310,585	7,945
*	Yahoo! Inc.	279,495	6,576
*	BMC Software Inc.	125,560	5,817
*	Juniper Networks Inc.	299,000	5,543
*	EMC Corp.	224,300	5,358
	Intuit Inc.	76,890	5,048
*	Autodesk Inc.	118,000	4,866
	Computer Sciences Corp.	92,800	4,569
	Harris Corp.	90,670	4,202
*	VeriSign Inc.	88,553	4,187
	Automatic Data
	Processing Inc.	59,970	3,899
*	F5 Networks Inc.	41,988	3,740
	CA Inc.	145,586	3,664
*	Zebra Technologies Corp.	72,200	3,403
*	Citrix Systems Inc.	44,520	3,213
*	LinkedIn Corp. Class A	16,600	2,923
*	Cognizant Technology
	Solutions Corp. Class A	35,000	2,681
*	First Solar Inc.	95,960	2,587
	AOL Inc.	67,100	2,583
	Analog Devices Inc.	48,698	2,264
*	NetApp Inc.	61,200	2,091
*	Salesforce.com Inc.	10,239	1,831
*	JDS Uniphase Corp.	129,440	1,731
	Paychex Inc.	42,870	1,503
*	Red Hat Inc.	26,500	1,340
*	Fiserv Inc.	15,200	1,335
*	Advanced Micro
	Devices Inc.	419,186	1,069
	Linear Technology Corp.	27,101	1,040
	TE Connectivity Ltd.	21,962	921
*	NCR Corp.	32,400	893
	Altera Corp.	23,300	826
*	CoreLogic Inc.	29,420	761
*	SanDisk Corp.	13,300	731
*	Electronic Arts Inc.	19,100	338
*	PMC - Sierra Inc.	48,100	327
*	Sonus Networks Inc.	122,300	317
	Tessera Technologies Inc.	13,391	251
*	Agilysys Inc.	21,400	213
*	Silicon Image Inc.	34,593	168
*	Aspen Technology Inc.	4,600	148
*	FleetCor Technologies Inc.	1,600	123
*	Vocus Inc.	8,104	115
	FLIR Systems Inc.	4,000	104
	Broadridge Financial
	Solutions Inc.	3,900	97
*	STEC Inc.	20,585	91
*	Integrated Device
	Technology Inc.	9,500	71

	Marvell Technology
	Group Ltd.	6,700	71
*	Amkor Technology Inc.	17,700	71
*	SunPower Corp. Class A	5,600	65
*	MoneyGram
	International Inc.	3,400	61
*	Carbonite Inc.	5,095	56
*	ViaSat Inc.	936	45
*	Seachange
	International Inc.	3,300	39
*	Quantum Corp.	29,000	37
*	Entropic
	Communications Inc.	8,589	35
*	Novatel Wireless Inc.	17,100	34
*	Allot Communications Ltd.	2,800	33
*	Acxiom Corp.	1,444	29
*	Identive Group Inc.	17,600	26
*	InterXion Holding NV	1,000	24
*	Mattson Technology Inc.	15,200	21
	Jack Henry &
	Associates Inc.	400	18
*	Immersion Corp.	1,503	18
*	NCI Inc. Class A	3,244	16
*	Checkpoint Systems Inc.	1,200	16
*	TeleCommunication
	Systems Inc. Class A	6,510	14
*	Aeroflex Holding Corp.	1,624	13
	KLA-Tencor Corp.	219	12
*	PLX Technology Inc.	2,239	10
*	MicroStrategy Inc.
	Class A	97	10
	Maxim Integrated
	Products Inc.	300	10
*	Adobe Systems Inc.	200	9
*	MaxLinear Inc.	1,108	7
*	Riverbed Technology Inc.	400	6
	Xerox Corp.	563	5
*	UTStarcom Holdings Corp.	1,453	4
	Micrel Inc.	344	4
*	Constant Contact Inc.	200	3
*	IntraLinks Holdings Inc.	400	3
*	Calix Inc.	300	2
	Digimarc Corp.	100	2
*	Pulse Electronics Corp.	5,401	2
	Black Box Corp.	100	2
*	Amtech Systems Inc.	500	2
*	Dynamics Research Corp.	300	2
*	Smith Micro Software Inc.	969	1
*	FriendFinder Networks Inc.	1,250	1
*	Powerwave
	Technologies Inc.	15,776	—
			750,868

21

Growth and Income Fund

			Market
			Value
		Shares	($000)
Materials (4.0%)
	Monsanto Co.	333,870	35,267
	LyondellBasell Industries
	NV Class A	298,640	18,901
	EI du Pont de
	Nemours & Co.	353,980	17,402
	CF Industries Holdings Inc.	68,466	13,034
	Ball Corp.	257,536	12,254
	Praxair Inc.	100,995	11,265
	PPG Industries Inc.	79,869	10,698
	Freeport-McMoRan
	Copper & Gold Inc.	292,243	9,673
	Dow Chemical Co.	261,063	8,312
	Sherwin-Williams Co.	44,240	7,472
	Sealed Air Corp.	297,530	7,173
	Eastman Chemical Co.	85,200	5,953
	Vulcan Materials Co.	90,880	4,698
^	United States Steel Corp.	167,480	3,266
	Alcoa Inc.	335,030	2,854
	Ecolab Inc.	32,400	2,598
	Air Products &
	Chemicals Inc.	28,710	2,501
	Newmont Mining Corp.	49,400	2,069
	Nucor Corp.	43,120	1,990
	Valspar Corp.	27,268	1,697
	International Flavors &
	Fragrances Inc.	22,043	1,690
	MeadWestvaco Corp.	41,793	1,517
	Airgas Inc.	11,740	1,164
	Allegheny Technologies Inc.	33,970	1,077
	Sigma-Aldrich Corp.	11,560	898
*	Resolute Forest Products	32,000	518
	Mosaic Co.	8,300	495
	Rockwood Holdings Inc.	6,412	420
*	Owens-Illinois Inc.	15,629	416
*	Mercer International Inc.	50,341	348
*	Flotek Industries Inc.	16,400	268
*	Clearwater Paper Corp.	4,200	221
	Packaging Corp. of America	3,900	175
	FutureFuel Corp.	8,800	107
*	Louisiana-Pacific Corp.	4,000	86
	Silgan Holdings Inc.	900	43
*	Boise Cascade Co.	1,100	37
	Innospec Inc.	700	31
	Myers Industries Inc.	1,600	22
*	Rare Element
	Resources Ltd.	7,172	16
*	GSE Holding Inc.	1,768	15
*	General Moly Inc.	5,793	13
	Mesabi Trust	470	11
	PolyOne Corp.	400	10
*	Ferro Corp.	704	5
			188,680

Telecommunication Services (2.9%)
	AT&T Inc.	2,096,928	76,936
	Verizon Communications
	Inc.	698,674	34,340
*	Sprint Nextel Corp.	1,755,030	10,899
	CenturyLink Inc.	286,510	10,065
*	Crown Castle
	International Corp.	33,890	2,360
*	MetroPCS
	Communications Inc.	121,900	1,329
	Windstream Corp.	72,700	578
*	Clearwire Corp. Class A	36,600	118
	Neutral Tandem Inc.	19,291	63
*	Leap Wireless
	International Inc.	8,500	50
	Frontier Communications
	Corp.	5,303	21
*	Cincinnati Bell Inc.	3,900	13
			136,772
Utilities (2.5%)
	CMS Energy Corp.	593,704	16,588
	DTE Energy Co.	212,600	14,529
	Northeast Utilities	302,600	13,151
	PG&E Corp.	289,500	12,891
	Edison International	229,700	11,559
	American Electric Power
	Co. Inc.	210,630	10,243
	NiSource Inc.	183,900	5,396
	Public Service Enterprise
	Group Inc.	153,909	5,285
	Ameren Corp.	148,470	5,199
	Wisconsin Energy Corp.	99,337	4,261
	Pinnacle West Capital
	Corp.	64,700	3,746
	Duke Energy Corp.	41,470	3,010
	NextEra Energy Inc.	38,280	2,974
	Southern Co.	61,750	2,897
	Dominion Resources Inc.	36,864	2,145
	PPL Corp.	48,750	1,526
	AES Corp.	89,000	1,119
	CenterPoint Energy Inc.	35,990	862
	Xcel Energy Inc.	24,490	727
	Consolidated Edison Inc.	10,077	615
	Pepco Holdings Inc.	5,036	108
	IDACORP Inc.	1,800	87
	MGE Energy Inc.	1,212	67
	NorthWestern Corp.	1,200	48
	Chesapeake Utilities Corp.	267	13
*	Calpine Corp.	600	12
	Southwest Gas Corp.	169	8
	El Paso Electric Co.	199	7
			119,073
Total Common Stocks
(Cost $3,834,835)			4,567,862

22

Growth and Income Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.1%)
[2,3] Vanguard Market
Liquidity Fund,
0.147%	146,037,741	146,038

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.120%, 6/5/13	1,500	1,499
[5,6] Federal Home Loan
Bank Discount Notes,
0.085%, 4/19/13	5,000	5,000
[4,5] Freddie Mac
Discount Notes,
0.130%, 9/16/13	300	300
		6,799
Total Temporary Cash Investments
(Cost $152,837)		152,837
Total Investments (100.3%)
(Cost $3,987,672)		4,720,699
Other Assets and Liabilities (-0.3%)
Other Assets		50,973
Liabilities[3]		(66,600)
		(15,627)
Net Assets (100%)		4,705,072

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,657,226
Undistributed Net Investment Income	5,560
Accumulated Net Realized Losses	(692,466)
Unrealized Appreciation (Depreciation)
Investment Securities	733,027
Futures Contracts	1,725
Net Assets	4,705,072

Investor Shares—Net Assets
Applicable to 86,305,392 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,890,875
Net Asset Value Per Share—
Investor Shares	$33.50

Admiral Shares—Net Assets
Applicable to 33,169,310 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,814,197
Net Asset Value Per Share—
Admiral Shares	$54.70

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,048,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $8,580,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $6,203,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

23

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1]	53,599
Interest[2]	98
Security Lending	155
Total Income	53,852
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,530
Performance Adjustment	180
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,923
Management and Administrative—Admiral Shares	911
Marketing and Distribution—Investor Shares	217
Marketing and Distribution—Admiral Shares	115
Custodian Fees	115
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	8
Total Expenses	7,046
Net Investment Income	46,806
Realized Net Gain (Loss)
Investment Securities Sold	236,498
Futures Contracts	7,596
Realized Net Gain (Loss)	244,094
Change in Unrealized Appreciation (Depreciation)
Investment Securities	146,956
Futures Contracts	2,739
Change in Unrealized Appreciation (Depreciation)	149,695
Net Increase (Decrease) in Net Assets Resulting from Operations	440,595
1 Dividends are net of foreign withholding taxes of $152,000.
2 Interest income from an affiliated company of the fund was $92,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,806	81,914
Realized Net Gain (Loss)	244,094	463,150
Change in Unrealized Appreciation (Depreciation)	149,695	558,291
Net Increase (Decrease) in Net Assets Resulting from Operations	440,595	1,103,355
Distributions
Net Investment Income
Investor Shares	(31,155)	(51,327)
Admiral Shares	(20,083)	(27,485)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(51,238)	(78,812)
Capital Share Transactions
Investor Shares	(145,396)	(437,673)
Admiral Shares	72,231	122,956
Net Increase (Decrease) from Capital Share Transactions	(73,165)	(314,717)
Total Increase (Decrease)	316,192	709,826
Net Assets
Beginning of Period	4,388,880	3,679,054
End of Period[1]	4,705,072	4,388,880
1 Net Assets—End of Period includes undistributed net investment income of $5,560,000 and $9,985,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.73	$23.86	$23.98	$22.34	$25.84	$38.62
Investment Operations
Net Investment Income	.328	.549	.482	.418	.447	.546
Net Realized and Unrealized Gain (Loss)
on Investments	2.801	6.846	(.124)	1.630	(3.453)	(8.758)
Total from Investment Operations	3.129	7.395	.358	2.048	(3.006)	(8.212)
Distributions
Dividends from Net Investment Income	(.359)	(.525)	(.478)	(.408)	(.494)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	—	(4.008)
Total Distributions	(.359)	(.525)	(.478)	(.408)	(.494)	(4.568)
Net Asset Value, End of Period	$33.50	$30.73	$23.86	$23.98	$22.34	$25.84

Total Return[1]	10.31%	31.27%	1.28%	9.24%	-11.29%	-23.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,891	$2,798	$2,548	$3,020	$3,253	$3,919
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.36%	0.32%	0.32%	0.35%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.94%	1.78%	1.74%	2.28%	1.69%
Portfolio Turnover Rate	106%	102%	120%	94%	83%	96%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.04%), (0.04%), (0.04%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$50.18	$38.97	$39.15	$36.48	$42.20	$63.08
Investment Operations
Net Investment Income	.567	.952	.832	.722	.775	.963
Net Realized and Unrealized Gain (Loss)
on Investments	4.570	11.168	(.199)	2.666	(5.638)	(14.313)
Total from Investment Operations	5.137	12.120	.633	3.388	(4.863)	(13.350)
Distributions
Dividends from Net Investment Income	(.617)	(.910)	(.813)	(.718)	(.857)	(.985)
Distributions from Realized Capital Gains	—	—	—	—	—	(6.545)
Total Distributions	(.617)	(.910)	(.813)	(.718)	(.857)	(7.530)
Net Asset Value, End of Period	$54.70	$50.18	$38.97	$39.15	$36.48	$42.20

Total Return[1]	10.37%	31.40%	1.39%	9.37%	-11.15%	-23.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,814	$1,591	$1,131	$1,199	$1,441	$1,907
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.15%	2.05%	1.89%	1.85%	2.42%	1.84%
Portfolio Turnover Rate	106%	102%	120%	94%	83%	96%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.04%), (0.04%), (0.04%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investment in long futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market

28

Growth and Income Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., are subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $446,000 for the six months ended March 31, 2013.

For the six months ended March 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $180,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $583,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

29

Growth and Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,567,862	—	—
Temporary Cash Investments	146,038	6,799	—
Futures Contracts—Assets[1]	484	—	—
Total	4,714,384	6,799	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	305	119,156	1,684
E-mini S&P 500 Index	June 2013	117	9,142	41

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $7,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $937,041,000 to offset future net capital gains of $90,131,000 through September 30, 2017, and $846,910,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

30

Growth and Income Fund

At March 31, 2013, the cost of investment securities for tax purposes was $3,987,672,000. Net unrealized appreciation of investment securities for tax purposes was $733,027,000, consisting of unrealized gains of $783,088,000 on securities that had risen in value since their purchase and $50,061,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2013, the fund purchased $2,284,799,000 of investment securities and sold $2,407,590,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	101,279	3,228	196,350	6,915
Issued in Lieu of Cash Distributions	30,274	1,004	49,896	1,822
Redeemed	(276,949)	(8,976)	(683,919)	(24,460)
Net Increase (Decrease)—Investor Shares	(145,396)	(4,744)	(437,673)	(15,723)
Admiral Shares
Issued	173,804	3,449	303,344	6,585
Issued in Lieu of Cash Distributions	18,641	379	25,393	568
Redeemed	(120,214)	(2,365)	(205,781)	(4,475)
Net Increase (Decrease)—Admiral Shares	72,231	1,463	122,956	2,678

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,103.12	$1.89
Admiral Shares	1,000.00	1,103.74	1.31
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.14	$1.82
Admiral Shares	1,000.00	1,023.68	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052013

Semiannual Report | March 31, 2013

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

> For the six months ended March 31, 2013, Vanguard Structured Broad Market

Fund returned almost 13% and Vanguard Structured Large-Cap Equity Fund returned almost 11%.

> A sharp rise in the stock market during the last three months of the period led to strong returns for many sectors.

> The advisor’s stock selection enabled both funds to outperform their benchmarks and peer funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Structured Large-Cap Equity Fund.	8
Structured Broad Market Fund.	20
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangement.	36
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	10.71%
Institutional Plus Shares	10.76
S&P 500 Index	10.19
Large-Cap Core Funds Average	10.57
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	12.71%
Institutional Plus Shares	12.74
Russell 3000 Index	11.35
Multi-Cap Core Funds Average	12.06

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$27.83	$30.18	$0.570	$0.000
Institutional Plus Shares	55.02	59.65	1.164	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$27.10	$29.90	$0.575	$0.000
Institutional Plus Shares	54.17	59.74	1.186	0.000

Chairman’s Letter

Dear Shareholder,

As the six-month period progressed, investors’ anxieties about corporate profits, the U.S. fiscal deficit, and fresh troubles in Europe gave way to greater optimism about the strength of the U.S. economy, especially in the labor and housing markets. The improvement in market sentiment led to a shift away from safer assets toward riskier investments offering potentially higher returns, a trend that favored small- and mid-capitalization stocks more than their large-cap counterparts.

In this context, Vanguard Structured Broad Market Fund, with its exposure across the market-cap spectrum, returned almost 13% for the six months ended March 31, 2013, outpacing its benchmark (the Russell 3000 Index) by more than 1 percentage point. Vanguard Structured Large-Cap Equity Fund returned about 11%, putting it about half a percentage point ahead of its benchmark (the Standard & Poor’s 500 Index). Both funds’ returns exceeded the average returns for their peer funds.

The funds’ gains were broad-based. Of the ten market sectors in their benchmarks, seven in the Broad Market Fund and eight in the Large-Cap Equity Fund posted returns topping 10%. In relative terms, the funds’ outperformance was driven largely by strong stock selection in just a few sectors, with energy and industrials standing out for the Broad Market Fund and energy and materials for the Large-Cap Equity Fund.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half year ended March 31 with impressive gains. The S&P 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery slowly built momentum, the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

The funds’ quantitative model found pockets of outperformance

Not all quantitative funds are the same; their investment strategies vary greatly, and so do the quantitative models they rely on to execute those strategies. As explained in more detail in the Advisor’s Report that follows, Vanguard’s Equity Investment Group, which manages these funds, uses a proprietary quantitative model to compare the stocks in a fund’s benchmark index with the aim of singling out those it believes are most likely to outperform over the long term because of their attractive valuations, strong balance sheets, and positive earnings momentum.

The advisor counts on its choice of stocks (which totaled 200 in the Structured Broad Market Fund and about 170 in the Structured Large-Cap Equity Fund on March 31) to outpace each fund’s benchmark without taking on additional risk through market capitalization tilts or sector bets.

Energy was the stand-out sector in relative performance for both funds. Quantitative analysis relating to valuation, in particular, resulted in the funds’ holding a handful of large-cap stocks in oil and gas refining. While margins in refining traditionally tend to be quite low, recent expansion in domestic oil production helped lower costs, which translated into higher profits.

For the Structured Broad Market Fund, the advisor’s choices in industrials also gave a boost to relative performance. A few mid-cap airline stocks in the portfolio soared on further consolidation in the industry, a development that should lead to greater pricing power and higher margins. Construction-related stocks were another bright spot for the fund in this sector.

Despite its comparatively small weighting in the S&P 500 Index, the materials sector added significantly to the relative performance of the Large-Cap Equity Fund, where a tilt toward chemical stocks and away from mining stocks proved a good call.

There were a few misses in each fund that dampened relative performance, most notably among information technology stocks for the Broad Market Fund and among financials for the Large-Cap Equity Fund.

Low cost is key no matter how a fund is managed

Keeping costs low has been a key part of our index funds’ success—the less expensive it is for an index fund to track its benchmark, the more returns get passed on to its investors.

But the same principle—low cost—is just as important to our actively managed funds. Outperforming an index through active management has historically proven to be a challenge in itself, so the higher management fees and transaction costs associated with such funds tend to set the bar of outperforming even higher. That’s why, regardless of a fund’s management style, at Vanguard we focus on trying to give investors the best chance for investment success by keeping our fund costs low. (You can read an analysis of the impact of costs on the performance of actively managed funds in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

The low-cost advantage doesn’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, that doesn’t necessarily mean investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s low costs, along with our talented advisors, can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2013

Advisor’s Report

For the six-month period ended March 31, 2013, Vanguard Structured Large-Cap Equity Fund returned 10.71% for Institutional Shares and 10.76% for Institutional Plus Shares, outperforming its benchmark, the S&P 500 Index, by 0.52 percentage point and 0.57 percentage point, respectively.

Vanguard Structured Broad Market Fund returned 12.71% for Institutional Shares and 12.74% for Institutional Plus Shares, outperforming its benchmark, the Russell 3000 Index, by 1.36 percentage points and 1.39 percentage points, respectively.

The six-month period saw equities in general experience above-average returns, as the broad market was up 11.35% (as measured by the Russell 3000 Index). All ten sectors of the broader equity benchmark posted positive returns. Results were best among financials, consumer discretionary, and industrials.

The returns of the period’s two quarters were quite different. During the fourth quarter of 2012 the broad U.S. market was up 0.25% as investors digested the election results and Hurricane Sandy, and contemplated the potential repercussions of the looming “fiscal cliff.” Fortunately, Congress and President Obama finally reached an agreement early in the new year, averting the worst of the fiscal cliff, including certain tax hikes that probably would have put the anemic recovery at risk. Investor fears seemed to abate and cash came into the U.S. equity market, helping to push the broad U.S. market up 11.07% for the first quarter of 2013.

Over the last six months, equity returns have been less volatile than in most of 2012—a year in which volatility was driven in large part by global macroeconomic events. Lackluster global economic growth, actions taken by central banks in Europe and the United States, and the fiscal cliff all contributed to market volatility during the year. While the United States is not without its problems, our modest economic recovery is expected to continue. Corporate balance sheets remain strong, there is ample liquidity in the economy, housing data continues to improve, and unemployment statistics are moving in the right direction, although at a snail’s pace.

Market fluctuations reinforce our conviction that attempting to time investments is not profitable. Our aim, instead, is to identify individual stocks that will outperform over the long run. We select stocks by using a model with five components: valuation, growth, management decisions, market sentiment, and quality. We construct our portfolio with the goal of minimizing exposure to risks that our research indicates do not improve returns. Thus, our risk-control process neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our benchmark. In our view, such risk exposures are not justified by the potential rewards. As a result of these risk controls, our three-year tracking error was 1.2% for the Structured Large-Cap Equity Fund and 1.7% for the Structured Broad Market Fund, both well within expectations.

The results from our stock selection model were encouraging over the last six months as all signals contributed positively to performance, with varying degrees of success in each of the portfolios. Our valuation model was the most effective in the Structured Broad Market Fund, while the management decisions signal was strongest in the Structured Large-Cap Equity Fund.

The model’s breadth can be seen by its effectiveness over the period across sectors. Structured Large-Cap Equity had the most success in energy; the financial sector was the fund’s biggest detractor. Structured Broad Market benefited from strong stock selection in energy as well, while information technology hurt relative performance.

Structured Large Cap Equity Fund

At the individual stock level, the largest contributions came from overweight positions in Phillips 66 and Marathon Petroleum. In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as EMC and Caterpillar.

Unfortunately, we could not avoid all bad performers. Overweight positions in CF Industries and CA detracted from performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as Celgene and Gilead Sciences, held back performance relative to our benchmark.

Structured Broad Market Fund

At the individual stock level, overweight positions in Delta Air Lines and Marathon Petroleum added the most to performance. When comparing the portfolio’s performance with that of its benchmark, the fund benefited from underweighting or avoiding poorly performing stocks such as EMC and Newmont Mining.

Overweight positions in Apple and VMware disappointed. Also, stocks our model did not favor, such as Citigroup and Gilead Sciences, hurt our performance relative to our benchmark.

We thank you for your investment and look forward to the second half of the fiscal year.

James P. Stetler
Principal and Portfolio Manager

James D. Troyer, CFA
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

April 23, 2013

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.03%	2.10%

Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	167	500	3,586
Median Market Cap	$64.2B	$58.7B	$40.0B
Price/Earnings Ratio	14.9x	17.0x	18.1x
Price/Book Ratio	2.4x	2.3x	2.3x
Return on Equity	17.1%	18.1%	16.6%
Earnings Growth Rate	9.7%	9.6%	9.6%
Dividend Yield	2.2%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	60%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	11.6%	12.4%
Consumer Staples	10.1	11.0	9.5
Energy	11.2	10.9	10.1
Financials	16.1	15.9	17.3
Health Care	11.7	12.6	12.2
Industrials	10.6	10.1	11.1
Information Technology	17.9	18.0	17.4
Materials	3.8	3.4	3.8
Telecommunication
Services	3.5	3.0	2.6
Utilities	3.0	3.5	3.6

Volatility Measures
		DJ U.S.
		Total
		Market
	S&P 500	FA
	Index	Index
R-Squared	0.99	0.99
Beta	0.99	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.4%
Apple Inc.	Computer Hardware	2.6
General Electric Co.	Industrial
	Conglomerates	2.2
Chevron Corp.	Integrated Oil & Gas	2.1
International Business	IT Consulting &
Machines Corp.	Other Services	2.1
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Pfizer Inc.	Pharmaceuticals	1.8
Wells Fargo & Co.	Diversified Banks	1.8
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
Philip Morris
International Inc.	Tobacco	1.6
Top Ten		21.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013. For the six months ended March 31, 2013, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	5/16/2006	15.39%	5.81%	5.09%
Institutional Plus Shares	5/15/2006	15.50	5.89	5.15

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.1%)
	Home Depot Inc.	101,975	7,116
	Comcast Corp. Class A	168,200	7,066
	Time Warner Inc.	87,600	5,047
	TJX Cos. Inc.	86,300	4,035
	Time Warner Cable Inc.	38,800	3,727
	Macy’s Inc.	84,300	3,527
*	O’Reilly Automotive Inc.	33,100	3,394
	Newell Rubbermaid Inc.	126,300	3,296
	Gap Inc.	91,800	3,250
	Wyndham Worldwide Corp.	49,800	3,211
*	PulteGroup Inc.	156,300	3,163
	Whirlpool Corp.	22,600	2,677
*	Goodyear Tire & Rubber Co.	210,500	2,654
*	DIRECTV	36,100	2,044
	News Corp. Class A	60,600	1,850
	Expedia Inc.	26,800	1,608
	Starbucks Corp.	25,600	1,458
	Starwood Hotels & Resorts
	Worldwide Inc.	18,000	1,147
	Lowe’s Cos. Inc.	30,000	1,138
	McDonald’s Corp.	11,247	1,121
	H&R Block Inc.	36,300	1,068
	Walt Disney Co.	16,879	959
*	Amazon.com Inc.	3,500	933
	Harley-Davidson Inc.	11,800	629
	Gannett Co. Inc.	21,200	464
	Comcast Corp.	10,525	417
	Target Corp.	4,300	294
	NIKE Inc. Class B	2,200	130
*	priceline.com Inc.	100	69
			67,492
Consumer Staples (10.1%)
	Philip Morris
	International Inc.	95,936	8,894
	Procter & Gamble Co.	90,594	6,981
	Costco Wholesale Corp.	42,900	4,552
	PepsiCo Inc.	56,292	4,453

	Wal-Mart Stores Inc.	56,246	4,209
	Kraft Foods Group Inc.	79,766	4,111
	Kroger Co.	114,900	3,808
	Kimberly-Clark Corp.	36,400	3,567
	Coca-Cola Co.	81,880	3,311
	JM Smucker Co.	32,400	3,213
*	Dean Foods Co.	169,900	3,080
	Altria Group Inc.	75,200	2,586
	CVS Caremark Corp.	33,900	1,864
	HJ Heinz Co.	12,700	918
	ConAgra Foods Inc.	9,000	322
	Reynolds American Inc.	5,800	258
			56,127
Energy (11.1%)
	Exxon Mobil Corp.	211,539	19,062
	Chevron Corp.	100,856	11,984
	ConocoPhillips	93,559	5,623
	Phillips 66	70,979	4,966
	Marathon Petroleum Corp.	48,150	4,314
	Valero Energy Corp.	85,300	3,880
	EOG Resources Inc.	27,900	3,573
	Tesoro Corp.	56,200	3,291
	Marathon Oil Corp.	67,500	2,276
	Schlumberger Ltd.	16,125	1,208
	Murphy Oil Corp.	8,000	510
	Hess Corp.	7,000	501
	Ensco plc Class A	7,700	462
	Anadarko Petroleum Corp.	3,400	297
	Noble Energy Inc.	2,200	255
			62,202
Financials (16.0%)
	Wells Fargo & Co.	271,735	10,052
	JPMorgan Chase & Co.	210,179	9,975
	Bank of America Corp.	655,853	7,988
	Goldman Sachs Group Inc.	36,900	5,430
*	American International
	Group Inc.	131,000	5,086
	Allstate Corp.	82,800	4,063
	Discover Financial Services	88,450	3,966

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
	State Street Corp.	65,600	3,876
	Aflac Inc.	66,300	3,449
	US Bancorp	97,024	3,292
	Franklin Resources Inc.	21,000	3,167
	Fifth Third Bancorp	175,800	2,867
	Travelers Cos. Inc.	34,000	2,863
*	Berkshire Hathaway Inc.
	Class B	27,205	2,835
	Citigroup Inc.	60,025	2,656
	Ventas Inc.	31,500	2,306
	HCP Inc.	45,500	2,269
	Simon Property Group Inc.	14,300	2,268
	Morgan Stanley	101,200	2,224
	Weyerhaeuser Co.	65,400	2,052
*	Berkshire Hathaway Inc.
	Class A	11	1,719
	Kimco Realty Corp.	57,200	1,281
	Regions Financial Corp.	146,200	1,197
	Bank of New York
	Mellon Corp.	33,200	929
	Lincoln National Corp.	20,000	652
	Public Storage	3,500	533
	Huntington Bancshares Inc.	22,100	163
	SunTrust Banks Inc.	5,600	161
	Ameriprise Financial Inc.	1,600	118
			89,437
Health Care (11.6%)
	Pfizer Inc.	348,619	10,061
	Merck & Co. Inc.	180,444	7,981
	Johnson & Johnson	71,746	5,849
	AbbVie Inc.	133,368	5,439
	Eli Lilly & Co.	93,687	5,320
	Abbott Laboratories	139,468	4,926
	Amgen Inc.	46,100	4,726
	Medtronic Inc.	98,700	4,635
	Becton Dickinson and Co.	38,100	3,643
	Zimmer Holdings Inc.	45,000	3,385
*	Mylan Inc.	114,000	3,299
	Cigna Corp.	19,600	1,222
	Baxter International Inc.	15,500	1,126
	UnitedHealth Group Inc.	15,004	858
*	CareFusion Corp.	20,000	700
	Cardinal Health Inc.	16,000	666
	Allergan Inc.	4,600	514
*	Celgene Corp.	4,000	464
			64,814
Industrials (10.6%)
	General Electric Co.	539,022	12,462
	Union Pacific Corp.	39,900	5,682
	Honeywell International Inc.	72,300	5,448
	Boeing Co.	62,800	5,391
	United Parcel Service Inc.
	Class B	59,021	5,070
	Raytheon Co.	62,900	3,698

	Illinois Tool Works Inc.	59,600	3,632
	Ingersoll-Rand plc	66,000	3,631
	Northrop Grumman Corp.	48,916	3,431
	Textron Inc.	112,800	3,363
	Lockheed Martin Corp.	21,400	2,066
	FedEx Corp.	13,800	1,355
	3M Co.	12,300	1,308
	Emerson Electric Co.	19,100	1,067
	Dun & Bradstreet Corp.	7,100	594
	Masco Corp.	21,700	439
	Cintas Corp.	4,200	185
	United Technologies Corp.	1,286	120
			58,942
Information Technology (18.0%)
	Apple Inc.	32,332	14,311
	International Business
	Machines Corp.	55,340	11,804
	Oracle Corp.	226,388	7,321
	Cisco Systems Inc.	346,415	7,244
	Microsoft Corp.	204,241	5,843
*	Google Inc. Class A	6,905	5,483
	Accenture plc Class A	63,700	4,839
	Mastercard Inc. Class A	8,300	4,491
	Texas Instruments Inc.	124,700	4,424
	Motorola Solutions Inc.	58,750	3,762
*	Symantec Corp.	152,300	3,759
	Seagate Technology plc	95,700	3,499
*	Fiserv Inc.	39,800	3,496
	Western Digital Corp.	69,500	3,495
	Fidelity National Information
	Services Inc.	86,600	3,431
	Computer Sciences Corp.	67,300	3,313
*	LSI Corp.	396,800	2,690
	Intel Corp.	75,653	1,653
	QUALCOMM Inc.	24,457	1,637
	NVIDIA Corp.	119,200	1,528
	Hewlett-Packard Co.	54,250	1,293
	Visa Inc. Class A	2,600	442
*	Advanced Micro
	Devices Inc.	78,200	199
	Intuit Inc.	2,800	184
	Applied Materials Inc.	7,900	107
			100,248
Materials (3.8%)
	Monsanto Co.	47,200	4,986
	LyondellBasell Industries
	NV Class A	62,500	3,956
	PPG Industries Inc.	22,614	3,029
	International Paper Co.	62,700	2,920
	CF Industries Holdings Inc.	15,185	2,891
	Eastman Chemical Co.	20,500	1,432
	Ball Corp.	27,700	1,318
	Sherwin-Williams Co.	3,300	557
			21,089

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
Telecommunication Services (3.5%)
AT&T Inc.	299,935	11,005
Verizon Communications
Inc.	140,796	6,920
CenturyLink Inc.	43,800	1,539
		19,464
Utilities (2.9%)
Edison International	68,300	3,437
DTE Energy Co.	48,300	3,301
Pinnacle West Capital Corp.	49,800	2,883
Public Service Enterprise
Group Inc.	76,200	2,617
CMS Energy Corp.	88,300	2,467
PG&E Corp.	38,200	1,701
		16,406
Total Common Stocks
(Cost $427,816)		556,221
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2 Vanguard Market
Liquidity Fund,
0.147%	1,367,144	1,367

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Fannie Mae Discount
Notes, 0.140%, 5/22/13	200	200
Total Temporary Cash Investments
(Cost $1,567)		1,567
Total Investments (100.0%)
(Cost $429,383)		557,788
Other Assets and Liabilities (0.0%)
Other Assets		2,202
Liabilities		(2,155)
		47
Net Assets (100%)		557,835

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	582,915
Undistributed Net Investment Income	2,091
Accumulated Net Realized Losses	(155,595)
Unrealized Appreciation (Depreciation)
Investment Securities	128,405
Futures Contracts	19
Net Assets	557,835

Institutional Shares—Net Assets
Applicable to 484,104 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,610
Net Asset Value Per Share—
Institutional Shares	$30.18

Institutional Plus Shares—Net Assets
Applicable to 9,107,349 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	543,225
Net Asset Value Per Share—
Institutional Plus Shares	$59.65

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends	6,364
Interest[1]	2
Total Income	6,366
Expenses
The Vanguard Group—Note B
Investment Advisory Services	230
Management and Administrative—Institutional Shares	10
Management and Administrative—Institutional Plus Shares	168
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—Institutional Plus Shares	31
Custodian Fees	5
Total Expenses	446
Net Investment Income	5,920
Realized Net Gain (Loss)
Investment Securities Sold	28,223
Futures Contracts	94
Realized Net Gain (Loss)	28,317
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,046
Futures Contracts	28
Change in Unrealized Appreciation (Depreciation)	20,074
Net Increase (Decrease) in Net Assets Resulting from Operations	54,311
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,920	10,050
Realized Net Gain (Loss)	28,317	30,061
Change in Unrealized Appreciation (Depreciation)	20,074	85,517
Net Increase (Decrease) in Net Assets Resulting from Operations	54,311	125,628
Distributions
Net Investment Income
Institutional Shares	(313)	(271)
Institutional Plus Shares	(10,525)	(9,009)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(10,838)	(9,280)
Capital Share Transactions
Institutional Shares	(1,899)	9
Institutional Plus Shares	3,533	5,674
Net Increase (Decrease) from Capital Share Transactions	1,634	5,683
Total Increase (Decrease)	45,107	122,031
Net Assets
Beginning of Period	512,728	390,697
End of Period[1]	557,835	512,728
1 Net Assets—End of Period includes undistributed net investment income of $2,091,000 and $7,009,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$27.83	$21.49	$20.97	$19.47	$22.56	$29.98
Investment Operations
Net Investment Income	. 311	. 531	. 428 [1]	. 366.546		.492
Net Realized and Unrealized Gain (Loss)
on Investments	2.609	6.306	. 458	1.505	(2.993)	(7.091)
Total from Investment Operations	2.920	6.837	. 886	1.871	(2.447)	(6.599)
Distributions
Dividends from Net Investment Income	(. 570)	(. 497)	(. 366)	(. 371)	(. 643)	(. 430)
Distributions from Realized Capital Gains	—	—	—	—	—	(.391)
Total Distributions	(. 570)	(. 497)	(. 366)	(. 371)	(. 643)	(. 821)
Net Asset Value, End of Period	$30.18	$27.83	$21.49	$20.97	$19.47	$22.56

Total Return	10.71%	32.32%	4.14%	9.68%	-10.25%	-22.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$15	$12	$95	$106	$135
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.10%	1.95%	1.86%	2.33%	1.91%
Portfolio Turnover Rate	60%	64%	67%	61%	80%[2]	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$55.02	$42.48	$41.98	$38.97	$45.15	$60.02
Investment Operations
Net Investment Income	. 635	1.084	. 910[1]	.768	1.116	1.025
Net Realized and Unrealized Gain (Loss)
on Investments	5.159	12.466	. 906	3.014	(5.980)	(14.193)
Total from Investment Operations	5.794	13.550	1.816	3.782	(4.864)	(13.168)
Distributions
Dividends from Net Investment Income	(1.164)	(1.010)	(1.316)	(.772)	(1.316)	(. 920)
Distributions from Realized Capital Gains	—	—	—	—	—	(.782)
Total Distributions	(1.164)	(1.010)	(1.316)	(.772)	(1.316)	(1.702)
Net Asset Value, End of Period	$59.65	$55.02	$42.48	$41.98	$38.97	$45.15

Total Return	10.76%	32.42%	4.18%	9.78%	-10.16%	-22.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$543	$497	$379	$570	$467	$677
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.17%	2.02%	1.93%	2.41%	1.99%
Portfolio Turnover Rate	60%	64%	67%	61%	80%[2]	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investment in future contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	556,221	—	—
Temporary Cash Investments	1,367	200	—
Futures Contracts—Assets[1]	6	—	—
Total	557,594	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	3	1,172	17
E-mini S&P 500 Index	June 2013	5	391	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $183,929,000 to offset future net capital gains of $71,219,000 through September 30, 2017, and $112,710,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $429,383,000. Net unrealized appreciation of investment securities for tax purposes was $128,405,000, consisting of unrealized gains of $129,787,000 on securities that had risen in value since their purchase and $1,382,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $157,242,000 of investment securities and sold $161,029,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	613	22	221	9
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,512)	(87)	(212)	(9)
Net Increase (Decrease) —Institutional Shares	(1,899)	(65)	9	—
Institutional Plus Shares
Issued	—	—	2,675	56
Issued in Lieu of Cash Distributions	3,533	66	2,999	66
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Plus Shares	3,533	66	5,674	122

At March 31, 2013, two shareholders were each a record or beneficial owner of 33% or more of the fund’s net assets, with a combined ownership of 97%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.80%	1.87%

Portfolio Characteristics
			DJ U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	200	2,942	3,586
Median Market Cap	$32.8B	$40.4B	$40.0B
Price/Earnings Ratio	14.7x	18.0x	18.1x
Price/Book Ratio	2.4x	2.3x	2.3x
Return on Equity	15.5%	16.7%	16.6%
Earnings Growth Rate	10.4%	9.6%	9.6%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	63%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	12.5%	12.4%
Consumer Staples	9.8	9.5	9.5
Energy	9.7	9.9	10.1
Financials	17.5	17.2	17.3
Health Care	11.5	12.3	12.2
Industrials	11.9	11.3	11.1
Information Technology	17.6	17.3	17.4
Materials	3.5	3.9	3.8
Telecommunication
Services	3.0	2.6	2.6
Utilities	3.4	3.5	3.6

Volatility Measures
		DJ U.S.
		Total
		Market
	Russell 3000	FA
	Index	Index
R-Squared	0.99	0.99
Beta	1.02	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	2.9%
Apple Inc.	Computer Hardware	2.1
General Electric Co.	Industrial
	Conglomerates	1.9
Chevron Corp.	Integrated Oil & Gas	1.8
International Business	IT Consulting &
Machines Corp.	Other Services	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
Wells Fargo & Co.	Diversified Banks	1.5
Pfizer Inc.	Pharmaceuticals	1.4
Philip Morris
International Inc.	Tobacco	1.4
Top Ten		18.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013. For the six months ended March 31, 2013, the annualized expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	11/30/2006	15.79%	6.37%	4.03%
Institutional Plus Shares	5/3/2004	15.86	6.44	6.60

The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.1%)
	Home Depot Inc.	68,400	4,773
	Comcast Corp. Class A	93,791	3,940
	Time Warner Inc.	63,300	3,647
	TJX Cos. Inc.	66,100	3,090
*	DIRECTV	52,700	2,983
	Gap Inc.	72,200	2,556
	Macy’s Inc.	59,800	2,502
*	PulteGroup Inc.	116,700	2,362
	Brinker International Inc.	60,000	2,259
	PVH Corp.	20,200	2,158
	Belo Corp. Class A	215,000	2,113
	Foot Locker Inc.	61,100	2,092
	Dillard’s Inc. Class A	25,400	1,995
	Wynn Resorts Ltd.	14,400	1,802
	Thor Industries Inc.	48,700	1,792
	Marriott International Inc.
	Class A	38,400	1,622
	Lowe’s Cos. Inc.	39,600	1,502
	News Corp. Class A	42,900	1,309
	Wyndham Worldwide Corp.	15,800	1,019
	CBS Corp. Class B	20,400	953
*	priceline.com Inc.	1,300	894
	Gannett Co. Inc.	38,300	838
	NIKE Inc. Class B	13,000	767
	Starwood Hotels & Resorts
	Worldwide Inc.	11,900	758
*	Goodyear Tire & Rubber Co.	59,500	750
	Brunswick Corp.	21,000	719
	Virgin Media Inc.	6,700	328
	Time Warner Cable Inc.	3,200	307
	McDonald’s Corp.	3,011	300
	Walt Disney Co.	3,500	199
*	Amazon.com Inc.	700	187
*	O’Reilly Automotive Inc.	1,600	164
			52,680

Consumer Staples (9.8%)
	Philip Morris International Inc. 64,450		5,975
	Procter & Gamble Co.	67,251	5,182
	Costco Wholesale Corp.	31,100	3,300
	Kroger Co.	86,400	2,863
	Wal-Mart Stores Inc.	37,465	2,804
	Ingredion Inc.	35,600	2,575
	JM Smucker Co.	24,200	2,400
	Reynolds American Inc.	48,400	2,153
*	Dean Foods Co.	115,400	2,092
	PepsiCo Inc.	25,700	2,033
	Coca-Cola Enterprises Inc.	54,300	2,005
	CVS Caremark Corp.	36,300	1,996
*	Pilgrim’s Pride Corp.	206,800	1,901
	Coca-Cola Co.	40,980	1,657
	Nu Skin Enterprises Inc.
	Class A	29,300	1,295
	Kraft Foods Group Inc.	15,300	788
	HJ Heinz Co.	7,600	549
*	USANA Health Sciences Inc.	9,700	469
	General Mills Inc.	5,500	271
	Kimberly-Clark Corp.	1,600	157
	Herbalife Ltd.	2,100	79
			42,544
Energy (9.7%)
	Exxon Mobil Corp.	140,420	12,653
	Chevron Corp.	67,065	7,969
	ConocoPhillips	68,240	4,101
	Phillips 66	51,070	3,573
	Marathon Petroleum Corp.	34,900	3,127
	Valero Energy Corp.	63,500	2,889
	Tesoro Corp.	44,000	2,576
	HollyFrontier Corp.	46,300	2,382
	Diamond Offshore
	Drilling Inc.	15,800	1,099
	Schlumberger Ltd.	7,800	584
	Occidental Petroleum Corp.	7,240	568
	Murphy Oil Corp.	8,000	510
			42,031

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Financials (17.6%)
	JPMorgan Chase & Co.	140,536	6,670
	Wells Fargo & Co.	179,570	6,642
	Goldman Sachs Group Inc.	27,200	4,002
	US Bancorp	105,850	3,591
	American Express Co.	48,620	3,280
	Travelers Cos. Inc.	36,800	3,098
	State Street Corp.	52,000	3,073
	Allstate Corp.	60,900	2,988
	Discover Financial Services	64,900	2,910
*	American International
	Group Inc.	73,600	2,857
	Fifth Third Bancorp	157,000	2,561
	SunTrust Banks Inc.	87,900	2,532
	Lincoln National Corp.	76,600	2,498
*	Berkshire Hathaway Inc.
	Class B	21,700	2,261
	Bank of America Corp.	157,700	1,921
	Allied World Assurance Co.
	Holdings AG	20,341	1,886
*	American Capital Ltd.	117,900	1,721
*	World Acceptance Corp.	19,156	1,645
	HCP Inc.	28,400	1,416
	Ventas Inc.	19,000	1,391
	Weyerhaeuser Co.	41,700	1,309
	Morgan Stanley	59,300	1,303
	General Growth
	Properties Inc.	56,000	1,113
	Omega Healthcare
	Investors Inc.	36,500	1,108
	Kimco Realty Corp.	48,700	1,091
	Everest Re Group Ltd.	8,400	1,091
	CBL & Associates
	Properties Inc.	44,400	1,048
	Lexington Realty Trust	88,700	1,047
	Weingarten Realty Investors	31,500	994
	Brandywine Realty Trust	64,400	956
	Citigroup Inc.	21,400	947
	Nelnet Inc. Class A	27,800	940
*	St. Joe Co.	40,700	865
*	Realogy Holdings Corp.	16,200	791
	Regions Financial Corp.	94,000	770
	National Retail Properties Inc.	19,800	716
	Prologis Inc.	15,000	600
	Simon Property Group Inc.	2,600	412
	Regency Centers Corp.	5,500	291
*	Howard Hughes Corp.	1,600	134
			76,469
Health Care (11.4%)
	Pfizer Inc.	210,964	6,088
	AbbVie Inc.	97,600	3,980
	Eli Lilly & Co.	65,420	3,715
	Abbott Laboratories	97,500	3,444
	Merck & Co. Inc.	73,683	3,259
	Johnson & Johnson	38,507	3,139

	Becton Dickinson and Co.	29,100	2,782
	Cigna Corp.	43,300	2,701
	Zimmer Holdings Inc.	33,400	2,512
*	CareFusion Corp.	69,300	2,425
	ResMed Inc.	50,100	2,323
*	Mylan Inc.	79,200	2,292
*	Pharmacyclics Inc.	26,200	2,107
*	Covance Inc.	26,200	1,947
*	Charles River Laboratories
	International Inc.	42,600	1,886
*	Actavis Inc.	19,300	1,778
	Warner Chilcott plc Class A	94,200	1,276
	Omnicare Inc.	20,600	839
	Medtronic Inc.	13,300	625
	Baxter International Inc.	8,400	610
			49,728
Industrials (11.8%)
	General Electric Co.	353,880	8,182
	Union Pacific Corp.	28,200	4,016
	Boeing Co.	45,900	3,941
	Chicago Bridge & Iron
	Co. NV	44,500	2,763
	Ingersoll-Rand plc	50,100	2,756
	Raytheon Co.	46,500	2,734
	Northrop Grumman Corp.	38,530	2,703
	Lockheed Martin Corp.	27,200	2,625
	Textron Inc.	85,900	2,561
	Masco Corp.	125,700	2,545
*	Delta Air Lines Inc.	148,100	2,445
*	Alaska Air Group Inc.	32,300	2,066
*	Terex Corp.	55,900	1,924
	Honeywell International Inc.	22,300	1,680
	United Parcel Service Inc.
	Class B	17,300	1,486
	Avery Dennison Corp.	29,100	1,253
	Dun & Bradstreet Corp.	14,900	1,246
	Lincoln Electric Holdings Inc.	17,500	948
*	US Airways Group Inc.	45,700	776
	Deluxe Corp.	18,300	758
	3M Co.	6,000	638
	Cintas Corp.	13,200	583
	L-3 Communications
	Holdings Inc.	5,200	421
	Illinois Tool Works Inc.	4,300	262
	Emerson Electric Co.	2,400	134
	FedEx Corp.	1,100	108
			51,554
Information Technology (17.5%)
	Apple Inc.	21,020	9,304
	International Business
	Machines Corp.	37,342	7,965
	Oracle Corp.	154,348	4,992
	Cisco Systems Inc.	179,350	3,750
	Mastercard Inc. Class A	6,400	3,463

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Microsoft Corp.	120,597	3,450
	Accenture plc Class A	45,300	3,441
*	Google Inc. Class A	3,600	2,859
	Motorola Solutions Inc.	44,200	2,830
*	Symantec Corp.	112,800	2,784
	Hewlett-Packard Co.	114,100	2,720
	Western Digital Corp.	52,900	2,660
	Computer Sciences Corp.	50,800	2,501
*	Unisys Corp.	97,500	2,218
*	Cadence Design
	Systems Inc.	158,300	2,205
*	Alliance Data Systems Corp.	12,900	2,088
	Intel Corp.	93,990	2,054
*	Gartner Inc.	37,400	2,035
	Anixter International Inc.	27,400	1,916
	Heartland Payment
	Systems Inc.	50,900	1,678
*	LSI Corp.	226,700	1,537
*	NCR Corp.	54,200	1,494
	Texas Instruments Inc.	40,000	1,419
*	Freescale
	Semiconductor Ltd.	76,000	1,132
	NVIDIA Corp.	85,400	1,095
*	Brocade Communications
	Systems Inc.	148,800	859
	Harris Corp.	17,000	788
	QUALCOMM Inc.	9,100	609
	MAXIMUS Inc.	3,400	272
*	Zebra Technologies Corp.	4,400	207
			76,325
Materials (3.4%)
	Monsanto Co.	33,900	3,581
	Sherwin-Williams Co.	15,500	2,618
	PPG Industries Inc.	19,250	2,578
	CF Industries Holdings Inc.	11,250	2,142
	Huntsman Corp.	98,600	1,833
	LyondellBasell Industries
	NV Class A	13,800	873
	Westlake Chemical Corp.	8,800	823
	Axiall Corp.	9,442	587
			15,035
Telecommunication Services (3.0%)
	AT&T Inc.	204,429	7,501
	Verizon Communications
	Inc.	111,057	5,458
			12,959

	Utilities (3.4%)
	Public Service Enterprise
	Group Inc.	75,700	2,600
	Edison International	50,500	2,541
	PG&E Corp.	56,900	2,534
	DTE Energy Co.	35,700	2,440
	PNM Resources Inc.	90,100	2,098
	Pinnacle West Capital Corp.	13,800	799
	American Water Works
	Co. Inc.	17,600	729
	Ameren Corp.	18,900	662
	Wisconsin Energy Corp.	7,700	330
			14,733
	Total Common Stocks
	(Cost $342,790)		434,058
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund,
	0.147%	1,715,455	1,715

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Fannie Mae Discount
	Notes, 0.120%, 6/5/13	100	100
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.110%, 5/15/13	100	100
			200
Total Temporary Cash Investments
	(Cost $1,915)		1,915
	Total Investments (100.1%)
	(Cost $344,705)		435,973
Other Assets and Liabilities (-0.1%)
	Other Assets		733
	Liabilities		(1,367)
			(634)
	Net Assets (100%)		435,339

Structured Broad Market Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	355,713
Undistributed Net Investment Income	1,492
Accumulated Net Realized Losses	(13,147)
Unrealized Appreciation (Depreciation)
Investment Securities	91,268
Futures Contracts	13
Net Assets	435,339

Institutional Shares—Net Assets
Applicable to 473,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,171
Net Asset Value Per Share—
Institutional Shares	$29.90

Institutional Plus Shares—Net Assets
Applicable to 7,050,152 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	421,168
Net Asset Value Per Share—
Institutional Plus Shares	$59.74

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends	4,615
Interest[1]	2
Security Lending	9
Total Income	4,626
Expenses
The Vanguard Group—Note B
Investment Advisory Services	197
Management and Administrative—Institutional Shares	8
Management and Administrative—Institutional Plus Shares	108
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	24
Custodian Fees	4
Total Expenses	341
Net Investment Income	4,285
Realized Net Gain (Loss)
Investment Securities Sold	23,819
Futures Contracts	189
Realized Net Gain (Loss)	24,008
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,931
Futures Contracts	33
Change in Unrealized Appreciation (Depreciation)	20,964
Net Increase (Decrease) in Net Assets Resulting from Operations	49,257
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,285	7,973
Realized Net Gain (Loss)	24,008	25,899
Change in Unrealized Appreciation (Depreciation)	20,964	58,865
Net Increase (Decrease) in Net Assets Resulting from Operations	49,257	92,737
Distributions
Net Investment Income
Institutional Shares	(156)	(119)
Institutional Plus Shares	(8,303)	(6,371)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(8,459)	(6,490)
Capital Share Transactions
Institutional Shares	5,306	119
Institutional Plus Shares	2,609	4,615
Net Increase (Decrease) from Capital Share Transactions	7,915	4,734
Total Increase (Decrease)	48,713	90,981
Net Assets
Beginning of Period	386,626	295,645
End of Period[1]	435,339	386,626
1 Net Assets—End of Period includes undistributed net investment income of $1,492,000 and $5,666,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$27.10	$21.03	$20.70	$18.99	$21.53	$28.67
Investment Operations
Net Investment Income	. 290	. 544	. 385[1]	.376	.352[1]	.402
Net Realized and Unrealized Gain (Loss)
on Investments	3.085	5.973	. 338	1.672	(2.500)	(6.833)
Total from Investment Operations	3.375	6.517	.723	2.048	(2.148)	(6.431)
Distributions
Dividends from Net Investment Income	(. 575)	(. 447)	(. 393)	(. 338)	(. 392)	(. 280)
Distributions from Realized Capital Gains	—	—	—	—	—	(. 429)
Total Distributions	(. 575)	(. 447)	(. 393)	(. 338)	(. 392)	(.709)
Net Asset Value, End of Period	$29.90	$27.10	$21.03	$20.70	$18.99	$21.53

Total Return	12.71%	31.43%	3.37%	10.88%	-9.67%	-22.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$7	$6	$5	$4	$4
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.19%	1.64%	1.91%	2.15%	1.72%
Portfolio Turnover Rate	63%	58%	56%	52%	62%	70%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$54.17	$42.02	$41.36	$37.94	$43.07	$57.39
Investment Operations
Net Investment Income	. 597	1.122	.796[1]	.778	.725[1]	.873
Net Realized and Unrealized Gain (Loss)
on Investments	6.159	11.951	. 672	3.343	(5.006)	(13.714)
Total from Investment Operations	6.756	13.073	1.468	4.121	(4.281)	(12.841)
Distributions
Dividends from Net Investment Income	(1.186)	(. 923)	(. 808)	(.701)	(. 849)	(. 621)
Distributions from Realized Capital Gains	—	—	—	—	—	(.858)
Total Distributions	(1.186)	(. 923)	(. 808)	(.701)	(. 849)	(1.479)
Net Asset Value, End of Period	$59.74	$54.17	$42.02	$41.36	$37.94	$43.07

Total Return	12.74%	31.56%	3.43%	10.96%	-9.60%	-22.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$421	$379	$290	$304	$275	$248
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.26%	1.71%	1.98%	2.23%	1.80%
Portfolio Turnover Rate	63%	58%	56%	52%	62%	70%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 30, 2013, the fund’s average investments in futures contracts represented less than 1% of net assets, based on quarterly aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market

Structured Broad Market Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	434,058	—	—
Temporary Cash Investments	1,715	200	—
Futures Contracts—Assets[1]	5	—	—
Total	435,778	200	—
1 Represents variation margin on the last day of the reporting period.

Structured Broad Market Fund

D. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2013	16	1,250	13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $37,168,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $344,705,000. Net unrealized appreciation of investment securities for tax purposes was $91,268,000, consisting of unrealized gains of $94,478,000 on securities that had risen in value since their purchase and $3,210,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $130,910,000 of investment securities and sold $126,357,000 of investment securities, other than temporary cash investments.

Structured Broad Market Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,150	197	—	—
Issued in Lieu of Cash Distributions	156	6	119	5
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Shares	5,306	203	119	5
Institutional Plus Shares
Issued	—	—	2,634	55
Issued in Lieu of Cash Distributions	2,609	49	1,981	44
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Plus Shares	2,609	49	4,615	99

At March 31, 2013, one shareholder was the record or beneficial owner of 88% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2012	3/31/2013	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,107.09	$1.26
Institutional Plus Shares	1,000.00	1,107.55	0.89
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,127.14	$1.27
Institutional Plus Shares	1,000.00	1,127.40	0.90
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.73	$1.21
Institutional Plus Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured
Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each fund’s investment management services since its inception, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
Independent Trustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 17, 2013
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.